UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2021

AMNEAL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38485	32-0546926
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Crossing Blvd

Bridgewater, NJ 08807

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 947-3120

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	AMRX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on May 5, 2021. Each of the proposals was approved, and each of the director nominees was elected, by the vote of the stockholders at the Annual Meeting as follows:

Proposal 1: To elect the following director nominees to hold office until the 2022 Annual Meeting of Stockholders and until their respective successors are elected and qualified:

	For	Against	Abstain	Broker Non- Votes
Emily Peterson Alva	231,387,113	3,503,246	24,437	18,156,126
J. Kevin Buchi	196,515,957	35,282,932	3,115,907	18,156,126
Jeff George	202,051,430	29,805,650	3,057,716	18,156,126
John Kiely	195,800,930	36,058,602	3,055,264	18,156,126
Paul Meister	206,606,442	25,255,223	3,053,131	18,156,126
Ted Nark	211,039,400	20,820,472	3,054,924	18,156,126
Chintu Patel	234,218,682	658,505	37,609	18,156,126
Chirag Patel	234,094,799	787,783	32,214	18,156,126
Gautam Patel	231,217,092	3,586,717	110,987	18,156,126
Shlomo Yanai	234,425,336	450,144	39,316	18,156,126

Proposal 2: To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non- Votes
233,858,559	881,197	175,040	18,156,126

Proposal 3: Approve an amendment to and restatement of the Amneal Pharmaceuticals, Inc. Certificate of Incorporation to remove references to the Company’s former Class B-1 common stock;

For	Against	Abstain	Broker Non- Votes
252,305,563	248,527	516,832	0

Proposal 4: To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

For	Against	Abstain	Broker Non- Votes
252,745,819	269,437	55,666	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2021	AMNEAL PHARMACEUTICALS, INC.

	By:	/s/ Stephen J. Manzano
	Name:	Stephen J. Manzano
	Title:	Senior Vice President, General Counsel and Corporate Secretary